UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 15, 2003
                                                  ------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-4 Mortgage Pass-Through Certificates, Series 2003-4)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 333-101254                06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
--------------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

     Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
      99.1                                      Computational Materials prepared
                                                by UBS Warburg LLC in connection
                                                with MASTR Alternative Loan
                                                Trust 2003-4 Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-4

      99.2 Structural Term Sheets prepared by UBS Warburg LLC in connection with MASTR Alternative Loan
                                                Trust 2003-4 Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


May 16, 2003

                               By:    /s/ Glenn McIntyre
                                  ----------------------------------------------
                                  Name:  Glenn McIntyre
                                  Title: Associate Director


                               By:        /s/ Steve Warjanka
                                  ----------------------------------------------
                                  Name:  Steve Warjanka
                                  Title: Associate Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                      Computational Materials                  E
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Alternative Loan Trust
                          2003-4 Mortgage Pass-Through
                          Certificates, Series 2003-4

99.2                      Structural Term Sheets                   E
                          prepared by UBS Warburg LLC
                          in connection with MASTR
                          Alternative Loan Trust
                          2003-4 Mortgage Pass-Through
                          Certificates, Series 2003-4